                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 2-76939 of Smith International, Inc. on Form S-8 of our report dated June 21, 2005, appearing in this Annual Report on Form 11-K of M-I Retirement Plan for the year ended December 31, 2004.

DELOITTE & TOUCHE LLP

Houston, Texas
June 21, 2005


                                       13